U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 20, 1996



                         FIRST FINANCIAL BANCORPORATION



                       Commission File Number: 0-14280


Incorporated in Iowa                             I.R.S. Employer Identification
                                                       No. 42-1259867

                 204 E. WASHINGTON STREET, IOWA CITY, IOWA 52244

                        Telephone Number: (319) 356-9000


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Item 5.  Other Events

     On November 18, 1996, First Financial Bancorporation ("First Financial") and the owners ("Sellers") of all of the issued and outstanding common stock (being the only class of capital stock thereof) of West Branch Bancorp, Inc. ("West Branch") entered into a definitive Stock Purchase Agreement (the "Agreement") which provides, among other things, for the acquisition by First Financial of all of the issued and outstanding common stock of West Branch owned by the Sellers. Under the terms of the Agreement, First Financial will pay to the Sellers an amount equal to the net assets of West Branch, with its investment in West Branch State Bank, West Branch, Iowa ("Bank"), its wholly owned subsidiary bank, being valued as the sum of the Book Value of the Bank as of the close of business of the month preceding the projected closing date, plus $2,235,000.00. "Book Value," as defined in the Agreement, means the sum of the common stock, capital, surplus, and undivided profits account of the Bank, including its year-to-date net income after income taxes and franchise taxes, but excluding the Bank's allowance for loan and lease losses, except that portion of the allowance which, on an after-tax basis, is in excess of an amount equal to 2 percent of the total booked loans of the Bank. The total purchase price is estimated to be approximately $7,500,000. Consummation of the transaction contemplated by the Agreement is subject to certain conditions, including: (i) receipt of approvals of the Federal Reserve Board and the Iowa Division of Banking, and any other applicable regulatory authority; and (ii) satisfaction of certain closing conditions as described in the Agreement. The transaction is expected to be consummated during the second quarter of 1997.

         A copy of the Agreement is attached as an exhibit hereto and incorporated by reference herein. The foregoing summary of provisions of that Agreement is qualified in its entirety by reference to the actual document.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
-------  -------------------------------------------------------------------

(c)  Exhibits in accordance with the provisions of Item 601 of Regulation S-K

         Exhibit 2 Stock Purchase Agreement dated November 18, 1996, between First Financial Bancorporation and each share-holder of West Branch Bancorp, Inc.

         Exhibit 99 News Release of First Financial Bancorporation dated November 20, 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                First Financial Bancorporation

November 20, 1996                                   /s/ A. Russell Schmeiser
                                                    ------------------------
                                                      A. Russell Schmeiser,
                                                     Executive Vice President
                                                   and Chief Operating Officer
                                                  (Principal Financial Officer)


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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

             -----------------------------------------------------


                                INDEX TO EXHIBITS
           TO FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

              -----------------------------------------------------


                         FIRST FINANCIAL BANCORPORATION
                           204 East Washington Street
                              Iowa City, Iowa 52244

Exhibit No.                                Item

          2 Stock Purchase Agreement dated November 18,1996, between First Financial Bancorporation and each shareholder of West Branch Bancorp, Inc.

          99 News Release of First Financial Bancorporation dated November 20, 1996.

               The appendices to the Stock Purchase Agreement have been omitted. These are:

               Appendix            Description
               --------            -----------
                    A    Form of Promissory Note
                    B    Form of Receipt of Purchase Price
                    C    Call  Report for  September  30,  1996,  of West Branch
                         State Bank and Federal  Reserve  System  Report Form FR
                         Y-9SP as of June 30,  1996,  for West  Branch  Bancorp,
                         Inc.
                    D    West Branch State Bank  Insurance  Policies,  Proofs of
                         Loss, and Notification of Potential Claims
                    E    Contracts,  Arrangements,  Obligations, and Commitments
                         of West Branch State Bank
                    F    Commitments of West Branch State Bank

                   Registrant agrees to furnish supplementally a copy of any omitted appendix to the Commission upon request.

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